REDEEMABLE NONCONTROLLING INTEREST (Tables)	12 Months Ended
Dec. 31, 2022
REDEEMABLE NONCONTROLLING INTEREST
Schedule of changes in redeemable noncontrolling interest

	Year Ended December 31,
(In thousands)	2022	2021	2020
Balance at beginning of year	$23,457	$22,033	$20,670
Share of CASI Wuxi net loss	(8,740)	(700)	(918)
Accretion of redeemable noncontrolling interest	9,497	1,512	1,694
Foreign currency translation adjustment	(1,856)	612	587
Balance at end of year	$22,358	$23,457	$22,033